Exhibit 99.3

Financial Trends
Fourth Quarter 2024
January 23, 2025

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Trace Stegeman
Senior Financial Analyst, Investor Relations
(312) 630-1428 or trace.stegeman@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Fourth Quarter 2024 earnings press release and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Fee Detail	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2023				2024
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
						Profitability:
	$1,209.3	$1,545.3	$1,336.0	$1,107.3	$2,031.1	Net Income	$334.6	$331.8	$327.8	$113.1	$214.7	$896.1	$464.9	$455.4
	1,141.0	1,490.6	1,282.4	1,053.9	1,972.4	Earnings Allocated to Common and Potential	315.2	323.7	308.5	106.5	196.1	884.3	445.0	447.0
						Common Shares

	$5.48	$7.16	$6.16	$5.09	$9.80	Basic Earnings Per Share	$1.51	$1.56	$1.49	$0.52	$0.96	$4.35	$2.23	$2.27
	5.46	7.14	6.14	5.08	9.77	Diluted Earnings Per Share	1.51	1.56	1.49	0.52	0.96	4.34	2.22	2.26
	(18%)	31%	(14%)	(17%)	92%	Diluted EPS Growth over Previous Year	(15%)	(16%)	(17%)	(27%)	(37%)	179%	49%	N/M

	11.2%	13.9%	12.7%	10.0%	17.4%	Return on Average Common Equity	12.4%	12.4%	11.6%	4.0%	7.3%	31.2%	15.4%	15.3%

	0.88%	0.99%	0.88%	0.78%	1.39%	Return on Average Assets	0.92%	0.91%	0.93%	0.33%	0.60%	2.44%	1.26%	1.24%

	27.1%	31.5%	26.6%	22.3%	32.3%	Profit Margin (pre-tax) (FTE)(1)	26.0%	25.6%	25.7%	10.5%	18.0%	43.4%	30.8%	30.7%
	19.7%	23.8%	19.6%	16.2%	24.4%	Profit Margin (after-tax) (FTE)(1)	19.0%	18.7%	18.8%	7.2%	13.0%	32.9%	23.5%	23.1%

	75.9%	78.2%	71.6%	70.1%	73.5%	Noninterest Income to Total Revenue (FTE)(1)	69.0%	70.4%	73.0%	67.9%	67.6%	80.5%	71.2%	70.8%

	65.1%	67.1%	65.1%	63.9%	56.8%	Trust Fees to Total Revenue (FTE)(1)	60.5%	61.9%	63.9%	69.7%	69.1%	42.8%	60.6%	62.0%

	25.7%	23.1%	24.4%	24.4%	23.6%	Effective Tax Rate (US GAAP)	24.6%	24.7%	24.5%	22.4%	26.1%	23.6%	22.7%	23.4%
	27.2%	24.5%	26.3%	27.3%	24.5%	Effective Tax Rate (FTE)(1)	26.8%	26.9%	26.8%	30.9%	27.9%	24.1%	23.5%	24.7%

						Capital Ratios:(2)
						Standardized Approach
	12.8%	11.9%	10.8%	11.4%	12.4%	Common Equity Tier 1 Capital	11.3%	11.3%	11.4%	11.4%	11.4%	12.6%	12.6%	12.4%
	13.9%	12.9%	11.8%	12.3%	13.3%	Tier 1 Capital	12.3%	12.3%	12.4%	12.3%	12.4%	13.6%	13.6%	13.3%
	15.6%	14.1%	13.9%	14.2%	15.1%	Total Capital	14.4%	14.4%	14.5%	14.2%	14.2%	15.5%	15.6%	15.1%
	7.6%	6.9%	7.1%	8.1%	8.1%	Tier 1 Leverage	7.3%	7.4%	7.9%	8.1%	7.8%	8.0%	8.1%	8.1%

						Advanced Approach
	13.4%	13.2%	11.5%	13.4%	14.5%	Common Equity Tier 1 Capital	11.7%	13.0%	13.2%	13.4%	13.5%	13.9%	14.0%	14.5%
	14.5%	14.3%	12.5%	14.5%	15.6%	Tier 1 Capital	12.7%	14.1%	14.3%	14.5%	14.6%	15.0%	15.1%	15.6%
	15.9%	15.3%	14.5%	16.5%	17.4%	Total Capital	14.7%	16.3%	16.5%	16.5%	16.5%	16.9%	17.0%	17.4%
	7.6%	6.9%	7.1%	8.1%	8.1%	Tier 1 Leverage	7.3%	7.4%	7.9%	8.1%	7.8%	8.0%	8.1%	8.1%
	8.6%	8.2%	7.9%	8.6%	8.9%	Supplementary Leverage (3)	8.3%	8.3%	8.4%	8.6%	8.8%	9.1%	9.2%	8.9%

						Per Share Information / Ratios:
	$2.80	$2.80	$2.90	$3.00	$3.00	Cash Dividends Declared Per Common Share	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75
	51%	39%	47%	59%	31%	Dividend Payout Ratio	50%	48%	50%	144%	78%	17%	34%	33%

	$93.14	$119.61	$88.49	$84.38	$102.50	Market Value Per Share (End of Period)	$88.13	$74.14	$69.48	$84.38	$88.92	$83.98	$90.03	$102.50
	17.1	16.8	14.4	16.6	10.5	Stock Price Multiple of Earnings	15.0	13.3	13.2	16.6	19.6	11.5	11.2	10.5
						(based on trailing 4 quarters of diluted EPS)

	$51.87	$53.58	$49.78	$53.69	$60.74	Book Value Per Common Share (End of Period)	$51.37	$51.94	$52.95	$53.69	$54.83	$58.38	$59.85	$60.74

(1)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(2)	Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
(3)	From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

TWELVE MONTHS		CHANGE (2)			FOURTH QUARTER		CHANGE (2)
2024	2023	$	%		2024	2023	$	%
$2,632.8	$2,461.9	$170.9	7%	Asset Servicing Trust, Investment and Other Servicing Fees	$675.5	$611.7	$63.8	10%
2,095.0	1,899.9	195.1	10%	WM Trust, Investment and Other Servicing Fees	546.7	478.3	68.4	14%
4,727.8	4,361.8	366.0	8%	Total Fees	1,222.2	1,090.0	132.2	12%
231.2	203.9	27.3	13%	Foreign Exchange Trading Income	61.7	49.0	12.7	26%
35.7	31.6	4.1	13%	Treasury Management Fees	9.2	7.8	1.4	20%
150.5	135.0	15.5	11%	Security Commissions and Trading Income	42.8	33.3	9.5	28%
1,157.4	228.7	928.7	N/M	Other Operating Income	59.9	58.5	1.4	2%
(189.3)	(169.5)	(19.8)	12%	Investment Security Gains (Losses), net	—	(176.4)	176.4	N/M
6,113.3	4,791.5	1,321.8	28%	Total Noninterest Income	1,395.8	1,062.2	333.6	31%

9,794.1	7,382.5	2,411.6	33%	Interest Income (FTE)(1)	2,290.5	2,217.6	72.9	3%
7,585.2	5,343.0	2,242.2	42%	Interest Expense	1,716.2	1,716.5	(0.3)	—%
2,208.9	2,039.5	169.4	8%	Net Interest Income (FTE)(1)	574.3	501.1	73.2	15%

8,322.2	6,831.0	1,491.2	22%	Total Revenue (FTE)(1)	1,970.1	1,563.3	406.8	26%

(3.0)	24.5	(27.5)	N/M	Provision for Credit Losses	(10.5)	11.0	(21.5)	N/M

2,471.1	2,321.8	149.3	6%	Compensation	595.2	564.0	31.2	6%
417.8	405.2	12.6	3%	Employee Benefits	107.3	102.0	5.3	5%
998.0	906.5	91.5	10%	Outside Services	251.5	235.2	16.3	7%
1,075.0	945.5	129.5	14%	Equipment and Software	274.4	252.0	22.4	9%
216.8	232.3	(15.5)	(7)%	Occupancy	54.1	58.5	(4.4)	(8)%
455.2	472.9	(17.7)	(4)%	Other Operating Expense	93.4	176.8	(83.4)	(47)%
5,633.9	5,284.2	349.7	7%	Total Noninterest Expense	1,375.9	1,388.5	(12.6)	(1)%
2,691.3	1,522.3	1,169.0	77%	Income before Income Taxes (FTE)(1)	604.7	163.8	440.9	N/M
628.4	357.5	270.9	76%	Provision for Income Taxes	138.8	32.7	106.1	N/M
31.8	57.5	(25.7)	(45)%	Taxable Equivalent Adjustment	10.5	18.0	(7.5)	(41)%
660.2	415.0	245.2	59%	Total Taxes (FTE)(1)	149.3	50.7	98.6	194%
$2,031.1	$1,107.3	$923.8	83%	Net Income	$455.4	$113.1	$342.3	N/M

$41.8	$41.8	$—	—%	Dividends on Preferred Stock	$4.7	$4.7	$—	—%
16.9	11.6	5.3	45%	Earnings Allocated to Participating Securities	3.7	1.9	1.8	91%
1,972.4	1,053.9	918.5	87%	Earnings Allocated to Common and Potential Common Shares	447.0	106.5	340.5	N/M

$9.80	$5.09	$4.71	93%	Earnings Per Share - Basic	$2.27	$0.52	$1.75	N/M
$9.77	$5.08	$4.69	92%	Earnings Per Share - Diluted	$2.26	$0.52	$1.74	N/M

201,264	207,248	(5,984)	(3)%	Average Basic Shares (000s)	197,241	206,170	(8,929)	(4)%
201,870	207,564	(5,694)	(3)%	Average Diluted Shares (000s)	198,114	206,484	(8,370)	(4)%
195,970	205,126	(9,156)	(4)%	End of Period Shares Outstanding (000s)	195,970	205,126	(9,156)	(4)%

N/M - Not meaningful

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2023				2024
2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$2,321.6	$2,487.3	$2,496.3	$2,461.9	$2,632.8	Asset Servicing Trust, Investment and Other Servicing Fees	$603.0	$621.2	$626.0	$611.7	$639.6	$650.6	$667.1	$675.5
1,673.4	1,873.8	1,936.3	1,899.9	2,095.0	WM Trust, Investment and Other Servicing Fees	460.6	475.1	485.9	478.3	503.3	515.5	529.5	546.7
3,995.0	4,361.1	4,432.6	4,361.8	4,727.8	Total Fees	1,063.6	1,096.3	1,111.9	1,090.0	1,142.9	1,166.1	1,196.6	1,222.2
290.4	292.6	288.6	203.9	231.2	Foreign Exchange Trading Income	53.0	50.1	51.8	49.0	57.0	58.4	54.1	61.7
45.4	44.3	39.3	31.6	35.7	Treasury Management Fees	8.4	7.9	7.5	7.8	9.3	9.0	8.2	9.2
133.2	140.2	136.2	135.0	150.5	Security Commissions and Trading Income	34.7	36.1	30.9	33.3	37.9	34.3	35.5	42.8
194.0	243.9	191.3	228.7	1,157.4	Other Operating Income	46.8	55.2	68.2	58.5	61.0	924.7	111.8	59.9
(0.4)	(0.3)	(214.0)	(169.5)	(189.3)	Investment Security Gains (Losses), net	6.9	—	—	(176.4)	(189.4)	0.1	—	—
4,657.6	5,081.8	4,874.0	4,791.5	6,113.3	Total Noninterest Income	1,213.4	1,245.6	1,270.3	1,062.2	1,118.7	2,192.6	1,406.2	1,395.8
1,477.6	1,418.3	1,932.8	2,039.5	2,208.9	Net Interest Income (FTE)(1)	544.4	524.6	469.4	501.1	535.4	529.8	569.4	574.3
6,135.2	6,500.1	6,806.8	6,831.0	8,322.2	Total Revenue (FTE)(1)	1,757.8	1,770.2	1,739.7	1,563.3	1,654.1	2,722.4	1,975.6	1,970.1

125.0	(81.5)	12.0	24.5	(3.0)	Provision for (Release of) Credit Losses	15.0	(15.5)	14.0	11.0	(8.5)	8.0	8.0	(10.5)

1,947.1	2,011.0	2,248.0	2,321.8	2,471.1	Compensation	595.2	604.5	558.1	564.0	627.1	665.2	583.6	595.2
387.7	431.4	437.4	405.2	417.8	Employee Benefits	101.0	101.4	100.8	102.0	101.1	100.2	109.2	107.3
763.1	849.4	880.3	906.5	998.0	Outside Services	210.8	230.9	229.6	235.2	229.3	260.9	256.3	251.5
673.5	736.3	838.8	945.5	1,075.0	Equipment and Software	231.7	229.3	232.5	252.0	252.7	277.5	270.4	274.4
230.1	208.7	219.1	232.3	216.8	Occupancy	61.3	53.8	58.7	58.5	54.1	54.8	53.8	54.1
346.7	299.1	359.3	472.9	455.2	Other Operating Expense	85.6	112.0	98.5	176.8	100.4	175.3	86.1	93.4
4,348.2	4,535.9	4,982.9	5,284.2	5,633.9	Total Noninterest Expense	1,285.6	1,331.9	1,278.2	1,388.5	1,364.7	1,533.9	1,359.4	1,375.9
1,662.0	2,045.7	1,811.9	1,522.3	2,691.3	Income before Income Taxes (FTE)(1)	457.2	453.8	447.5	163.8	297.9	1,180.5	608.2	604.7
418.3	464.8	430.3	357.5	628.4	Provision for Income Taxes	109.4	108.9	106.5	32.7	75.9	277.5	136.2	138.8
34.4	35.6	45.6	57.5	31.8	Taxable Equivalent Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
452.7	500.4	475.9	415.0	660.2	Total Taxes (FTE)(1)	122.6	122.0	119.7	50.7	83.2	284.4	143.3	149.3
$1,209.3	$1,545.3	$1,336.0	$1,107.3	$2,031.1	Net Income	$334.6	$331.8	$327.8	$113.1	$214.7	$896.1	$464.9	$455.4
$5.48	$7.16	$6.16	$5.09	$9.80	Earnings Per Share - Basic	$1.51	$1.56	$1.49	$0.52	$0.96	$4.35	$2.23	$2.27
5.46	7.14	6.14	5.08	9.77	Earnings Per Share - Diluted	1.51	1.56	1.49	0.52	0.96	4.34	2.22	2.26
209,008	208,899	208,867	207,564	201,870	Average Diluted Shares (000s)	208,730	207,816	207,253	206,484	205,135	203,739	200,549	198,114
$56.2	$41.8	$41.8	$41.8	$41.8	Preferred Dividends(2)	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.

Northern Trust Corporation
TRUST, INVESTMENT AND OTHER SERVICING FEES DETAIL
($ in Millions)

						2023				2024
2020	2021	2022	2023	2024	Asset Servicing	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,586.1	$1,818.8	$1,700.1	$1,689.5	$1,792.6	Custody & Fund Administration	$413.6	$427.4	$428.1	$420.4	$436.7	$445.9	$453.1	$456.9
511.1	443.5	555.1	528.1	595.2	Investment Management	126.2	134.1	137.1	130.7	140.0	145.7	152.6	156.9
88.0	76.7	81.4	83.0	72.3	Securities Lending	19.1	21.5	20.4	22.0	17.9	16.5	17.5	20.4
136.4	148.3	159.7	161.3	172.7	Other	44.1	38.2	40.4	38.6	45.0	42.5	43.9	41.3
$2,321.6	$2,487.3	$2,496.3	$2,461.9	$2,632.8	Total Asset Servicing Trust, Investment and Other Servicing Fees	$603.0	$621.2	$626.0	$611.7	$639.6	$650.6	$667.1	$675.5

					Wealth Management

$607.3	$698.7	$692.6	$673.8	$740.9	Central	$163.6	$166.0	$172.3	$171.9	$178.3	$180.7	$186.6	$195.3
442.1	509.3	504.0	491.5	539.7	East	119.8	124.1	126.1	121.5	129.9	132.7	136.4	140.7
337.7	380.2	382.1	378.0	418.9	West	91.2	93.7	95.8	97.3	99.9	103.3	105.7	110.0
286.3	285.6	357.6	356.6	395.5	Global Family Office	86.0	91.3	91.7	87.6	95.2	98.8	100.8	100.7
$1,673.4	$1,873.8	$1,936.3	$1,899.9	$2,095.0	Total WM Trust, Investment and Other Servicing Fees	$460.6	$475.1	$485.9	$478.3	$503.3	$515.5	$529.5	$546.7

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
				CHANGE (5)
Assets		12/31/2024	12/31/2023	$	%
	Federal Reserve and Other Central Bank Deposits	$38,774.9	$34,281.0	$4,493.9	13%
	Interest-Bearing Due from and Deposits with Banks(1)	5,563.7	5,241.4	322.3	6%
	Federal Funds Sold	25.0	—	25.0	N/M
	Securities Purchased under Agreements to Resell	426.0	784.7	(358.7)	(46)%
	Debt Securities:
	Available For Sale	29,001.5	23,089.8	5,911.7	26%
	Held To Maturity	22,296.7	26,221.7	(3,925.0)	(15)%
	Trading Account	—	—	—	—%
	Total Debt Securities	51,298.2	49,311.5	1,986.7	4%
	Loans	43,390.6	47,617.0	(4,226.4)	(9)%
	Other Interest-Earning Assets(2)	2,749.6	3,134.0	(384.4)	(12)%
	Total Earning Assets	142,228.0	140,369.6	1,858.4	1%
	Allowance for Credit Losses	(175.5)	(192.3)	16.8	(9)%
	Cash and Due From Banks and Other Central Bank Deposits(3)	1,058.7	1,534.3	(475.6)	(31)%
	Buildings and Equipment	490.3	502.2	(11.9)	(2)%
	Client Security Settlement Receivables	41.1	212.6	(171.5)	(81)%
	Goodwill	694.9	702.3	(7.4)	(1)%
	Other Assets	11,170.9	7,654.4	3,516.5	46%
	Total Assets	$155,508.4	$150,783.1	$4,725.3	3%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other	$26,122.6	$25,252.1	$870.5	3%
	Savings Certificates and Other Time	5,731.7	4,109.7	1,622.0	39%
	Non-U.S. Offices - Interest-Bearing	66,274.9	63,971.1	2,303.8	4%
	Total Interest-Bearing Deposits	98,129.2	93,332.9	4,796.3	5%
	Federal Funds Purchased	2,159.5	3,045.4	(885.9)	(29)%
	Securities Sold under Agreements to Repurchase	462.0	784.7	(322.7)	(41)%
	Other Borrowings(4)	6,521.0	6,567.8	(46.8)	(1)%
	Senior Notes	2,769.7	2,773.2	(3.5)	—%
	Long-Term Debt	4,081.3	4,065.0	16.3	—%
	Total Interest-Bearing Liabilities	114,122.7	110,569.0	3,553.7	3%
	Demand and Other Noninterest-Bearing Deposits	24,353.5	22,831.1	1,522.4	7%
	Other Liabilities	4,243.8	5,485.1	(1,241.3)	(23)%
	Total Liabilities	142,720.0	138,885.2	3,834.8	3%
	Common Equity	11,903.5	11,013.0	890.5	8%
	Preferred Equity	884.9	884.9	—	—%
	Total Stockholders' Equity	12,788.4	11,897.9	890.5	7%
	Total Liabilities and Stockholders' Equity	$155,508.4	$150,783.1	$4,725.3	3%

(1)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(2)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.
(5)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2023				2024
	2020	2021	2022	2023	2024	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$27,904.2	$39,028.2	$36,248.8	$31,205.4	$35,179.9	Federal Reserve and Other Central Bank Deposits	$36,641.8	$34,380.4	$28,000.8	$25,951.3	$35,897.3	$35,924.1	$36,067.3	$32,847.0
	5,400.8	5,779.7	4,192.5	4,333.9	4,800.8	Interest-Bearing Due from and Deposits with Banks(2)	4,198.7	4,573.4	4,301.4	4,261.6	4,418.0	4,999.7	4,828.1	4,955.3
	2.3	0.1	5.5	6.1	0.4	Federal Funds Sold	19.7	2.9	1.2	1.0	0.5	0.3	0.2	0.4
	1,253.1	1,067.4	1,071.2	950.9	727.5	Securities Purchased under Agreements to Resell	1,046.1	1,238.6	950.8	573.1	517.9	731.9	977.2	680.9
						Debt Securities:
	40,642.7	38,986.9	32,060.2	24,356.6	26,871.9	Available For Sale	25,030.4	24,511.8	24,430.7	23,469.9	24,049.6	26,591.4	27,462.6	29,350.4
	14,353.3	20,617.0	22,970.0	25,511.9	23,230.7	Held To Maturity	25,382.2	25,053.3	25,919.2	25,685.2	24,498.9	23,373.8	22,834.0	22,231.6
	1.1	0.6	12.1	0.5	—	Trading Account	1.3	0.2	0.4	0.2	—	—	—	—
	54,997.1	59,604.5	55,042.3	49,869.0	50,102.6	Total Debt Securities	50,413.9	49,565.3	50,350.3	49,155.3	48,548.5	49,965.2	50,296.6	51,582.0
	33,498.8	37,207.5	41,030.6	42,177.0	40,916.7	Loans and Leases	41,959.4	42,365.4	42,210.4	42,170.0	41,586.9	41,034.6	39,884.0	41,169.9
	1,076.6	1,185.6	1,248.1	2,259.0	2,688.4	Other Interest-Earning Assets(3)	1,677.8	1,990.4	2,439.5	2,912.8	2,847.7	2,745.3	2,714.4	2,448.5
	124,132.9	143,873.0	138,839.0	130,801.3	134,416.3	Total Earning Assets	135,957.4	134,116.4	128,254.4	125,025.1	133,816.8	135,401.1	134,767.8	133,684.0

	(178.0)	(173.0)	(154.1)	(172.8)	(185.2)	Allowance for Credit Losses	(161.5)	(176.6)	(170.4)	(182.5)	(191.8)	(175.8)	(180.5)	(192.9)
	2,603.0	2,285.9	2,069.5	1,771.6	1,698.8	Cash and Due From Banks and Other Central Bank Deposits(4)	1,795.9	1,842.5	1,694.6	1,754.6	1,799.5	1,802.0	1,742.3	1,453.4
	509.3	502.7	488.7	484.8	488.0	Buildings and Equipment	497.3	481.8	474.1	486.4	498.2	485.8	482.2	485.8
	1,357.5	1,530.1	1,722.3	558.8	294.3	Client Security Settlement Receivables	1,098.5	592.7	350.3	205.9	238.6	321.4	335.0	281.9
	695.4	707.3	692.2	696.2	699.8	Goodwill	692.3	697.0	698.9	696.4	699.4	697.1	702.9	699.7
	7,691.0	7,637.2	8,894.3	8,509.3	9,221.5	Other Assets	8,180.0	8,345.8	8,899.7	8,602.8	8,257.6	9,469.6	8,993.2	10,158.3
	$136,811.1	$156,363.2	$152,551.9	$142,649.2	$146,633.5	Total Assets	$148,059.9	$145,899.6	$140,201.6	$136,588.7	$145,118.3	$148,001.2	$146,842.9	$146,570.2

						Liabilities and Stockholders' Equity
	$23,396.4	$28,339.0	$30,205.0	$24,172.4	$26,236.3	Savings, Money Market and Other	$27,268.8	$22,961.2	$22,624.9	$23,888.7	$27,349.0	$27,554.9	$25,233.0	$24,834.8
	1,266.4	887.2	1,059.7	3,341.2	5,856.9	Savings Certificates and Other Time	2,360.1	3,036.1	3,665.2	4,279.0	4,554.3	6,027.4	6,639.6	6,193.9
	60,486.3	69,713.4	65,031.3	60,008.6	63,854.7	Non-U.S. Offices - Interest-Bearing	62,411.1	62,046.3	58,680.5	56,970.9	63,752.8	63,216.3	64,347.2	64,094.5
	85,149.1	98,939.6	96,296.0	87,522.2	95,947.9	Total Interest-Bearing Deposits	92,040.0	88,043.6	84,970.6	85,138.6	95,656.1	96,798.6	96,219.8	95,123.2
	980.9	190.6	1,407.8	5,144.3	2,616.4	Federal Funds Purchased	3,653.9	7,070.0	5,935.9	3,906.0	2,650.1	3,010.7	2,320.9	2,488.8
	218.3	232.0	433.6	401.5	518.5	Securities Sold under Agreements to Repurchase	347.1	467.8	426.0	364.5	490.1	574.6	504.3	505.4
	6,401.1	5,049.8	5,463.5	10,339.5	6,980.3	Other Borrowings(5)	11,324.0	12,132.6	10,981.7	6,960.8	6,852.1	7,053.5	7,085.9	6,928.9
	3,233.8	2,856.4	2,756.0	2,734.0	2,764.0	Senior Notes	2,748.1	2,761.1	2,713.2	2,714.2	2,748.7	2,728.7	2,795.6	2,782.4
	1,189.2	1,166.1	1,258.9	2,586.0	4,073.2	Long-Term Debt	2,066.3	2,069.7	2,126.9	4,064.1	4,067.0	4,071.1	4,075.1	4,079.4
	277.7	218.4	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	97,450.1	108,652.9	107,615.8	108,727.5	112,900.3	Total Interest-Bearing Liabilities	112,179.4	112,544.8	107,154.3	103,148.2	112,464.1	114,237.2	113,001.6	111,908.1
	23,362.0	31,143.5	29,296.4	17,723.3	16,752.4	Demand and Other Noninterest-Bearing Deposits	20,145.6	17,555.1	16,792.5	16,450.4	16,706.5	16,543.0	16,340.9	17,416.6
	4,806.4	4,869.8	4,558.3	4,701.6	4,681.0	Other Liabilities	4,453.4	4,351.0	4,718.2	5,274.6	4,164.0	4,862.2	5,026.3	4,668.0
	125,618.0	144,666.2	141,471.0	131,152.4	134,333.7	Total Liabilities	136,778.4	134,450.9	128,665.0	124,873.2	133,334.6	135,642.4	134,368.8	133,992.7
	10,306.7	10,812.1	10,196.5	10,611.9	11,414.9	Common Equity	10,396.6	10,563.8	10,651.7	10,830.6	10,898.8	11,473.9	11,589.2	11,692.6
	885.9	884.9	884.9	884.9	884.9	Preferred Equity	884.9	884.9	884.9	884.9	884.9	884.9	884.9	884.9
	11,193.0	11,697.0	11,081.4	11,496.8	12,299.8	Total Stockholders' Equity	11,281.5	11,448.7	11,536.6	11,715.5	11,783.7	12,358.8	12,474.1	12,577.5
	$136,811.0	$156,363.2	$152,551.9	$142,649.2	$146,633.5	Total Liabilities and Stockholders' Equity	$148,059.9	$145,899.6	$140,201.6	$136,588.7	$145,118.3	$148,001.2	$146,842.9	$146,570.2

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2023				2024
	2020	2021	2022	2023	2024	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	20.4%	25.0%	23.8%	21.9%	24.0%	Federal Reserve and Other Central Bank Deposits	24.7%	23.6%	20.0%	19.0%	24.7%	24.3%	24.6%	22.4%
	3.9	3.7	2.7	3.0	3.3	Interest-Bearing Due from and Deposits with Banks(2)	2.8	3.1	3.1	3.1	3.0	3.4	3.3	3.4
	0.9	0.7	0.7	0.7	0.5	Securities Purchased under Agreements to Resell	0.7	0.8	0.7	0.4	0.4	0.5	0.7	0.5
						Debt Securities:
	29.7	24.9	21.0	17.1	18.3	Available For Sale	16.9	16.8	17.4	17.2	16.6	18.0	18.7	20.0
	10.5	13.2	15.1	17.9	15.8	Held To Maturity	17.1	17.2	18.5	18.8	16.9	15.8	15.5	15.2
	40.2	38.1	36.1	35.0	34.2	Total Debt Securities	34.0	34.0	35.9	36.0	33.5	33.8	34.3	35.2
	24.5	23.8	26.9	29.6	27.9	Loans and Leases	28.3	29.0	30.1	30.9	28.7	27.7	27.2	28.1
	0.8	0.8	0.8	1.6	1.8	Other Interest-Earning Assets(3)	1.1	1.4	1.7	2.1	2.0	1.9	1.8	1.7
	90.7	92.0	91.0	91.7	91.7	Total Earning Assets	91.8	91.9	91.5	91.5	92.2	91.5	91.8	91.2

	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	1.9	1.5	1.4	1.2	1.2	Cash and Due From Banks and Other Central Bank Deposits(4)	1.2	1.3	1.2	1.3	1.2	1.2	1.2	1.0
	0.4	0.3	0.3	0.3	0.3	Buildings and Equipment	0.3	0.3	0.3	0.4	0.3	0.3	0.3	0.3
	1.0	1.0	1.1	0.4	0.2	Client Security Settlement Receivables	0.7	0.4	0.2	0.2	0.2	0.2	0.2	0.2
	0.5	0.5	0.5	0.5	0.5	Goodwill	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
	5.6	4.9	5.8	6.0	6.3	Other Assets	5.5	5.7	6.3	6.3	5.7	6.4	6.1	6.9
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Stockholders' Equity
	17.1%	18.1%	19.8%	16.9%	17.9%	Savings, Money Market and Other	18.4%	15.7%	16.1%	17.5%	18.8%	18.6%	17.2%	16.9%
	0.9	0.6	0.7	2.3	4.0	Savings Certificates and Other Time	1.6	2.1	2.6	3.1	3.1	4.1	4.5	4.2
	44.2	44.6	42.6	42.1	43.5	Non-U.S. Offices - Interest-Bearing	42.2	42.5	41.9	41.7	43.9	42.7	43.8	43.7
	62.2	63.3	63.1	61.4	65.4	Total Interest-Bearing Deposits	62.2	60.3	60.6	62.3	65.9	65.4	65.5	64.9
	0.7	0.1	0.9	3.6	1.8	Federal Funds Purchased	2.5	4.8	4.2	2.9	1.8	2.0	1.6	1.7
	0.2	0.1	0.3	0.3	0.4	Securities Sold under Agreements to Repurchase	0.2	0.3	0.3	0.3	0.3	0.4	0.3	0.3
	4.7	3.2	3.6	7.2	4.8	Other Borrowings(5)	7.6	8.3	7.8	5.1	4.7	4.8	4.8	4.7
	2.4	1.8	1.8	1.9	1.9	Senior Notes	1.9	1.9	1.9	2.0	1.9	1.8	1.9	1.9
	0.9	0.7	0.8	1.8	2.8	Long-Term Debt	1.4	1.4	1.5	3.0	2.8	2.8	2.8	2.8
	0.2	0.1	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	71.2	69.5	70.5	76.2	77.0	Total Interest-Bearing Liabilities	75.8	77.1	76.4	75.5	77.5	77.2	77.0	76.4
	17.1	19.9	19.2	12.4	11.4	Demand and Other Noninterest-Bearing Deposits	13.6	12.0	12.0	12.0	11.5	11.2	11.1	11.9
	3.5	3.1	3.0	3.3	3.2	Other Liabilities	3.0	3.0	3.4	3.9	2.9	3.3	3.4	3.2
	91.8	92.5	92.7	91.9	91.6	Total Liabilities	92.4	92.2	91.8	91.4	91.9	91.6	91.5	91.4
	7.5	6.9	6.7	7.4	7.8	Common Equity	7.0	7.2	7.6	7.9	7.5	7.8	7.9	8.0
	0.6	0.6	0.6	0.6	0.6	Preferred Equity	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6
	8.2	7.5	7.3	8.1	8.4	Total Stockholders' Equity	7.6	7.8	8.2	8.6	8.1	8.4	8.5	8.6
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2023				2024
	2020	2021	2022	2023	2024	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.10%	0.03%	1.30%	4.69%	4.93%	Federal Reserve and Other Central Bank Deposits	4.17%	4.65%	4.99%	5.11%	5.15%	5.12%	4.98%	4.44%
	0.41	0.16	1.11	3.00	2.55	Interest-Bearing Due from and Deposits with Banks(2)	2.72	2.82	3.22	3.25	3.15	2.53	2.35	2.26
	1.37	0.41	3.22	4.92	5.40	Federal Funds Sold	4.79	5.25	5.62	5.63	5.64	5.64	5.64	4.74
	0.31	0.33	9.68	166.71	459.13	Securities Purchased under Agreements to Resell(3)	48.80	92.09	193.58	492.23	639.92	474.48	362.66	445.24
						Debt Securities:
	1.77	1.28	1.91	4.35	5.37	Available for Sale	3.80	4.17	4.51	4.94	5.41	5.52	5.50	5.09
	0.59	0.80	1.26	1.87	1.94	Held to Maturity	1.64	1.80	1.93	2.13	2.02	1.95	1.88	1.89
	3.27	1.59	3.84	13.50	—	Trading Account	7.63	42.53	21.15	5.19	—	—	—	—
	1.46	1.11	1.64	3.08	3.78	Total Debt Securities	2.72	2.97	3.18	3.46	3.70	3.85	3.86	3.71
	2.32	1.92	3.28	6.06	6.28	Loans and Leases	5.60	6.06	6.26	6.32	6.34	6.38	6.45	5.97
	3.63	3.43	4.03	4.87	4.85	Other Interest-Earning Assets(4)	4.67	5.04	4.65	5.05	4.51	4.68	4.71	5.57
	1.35%	1.00%	2.11%	5.64%	7.29%	Total Earning Assets	4.38%	5.23%	6.03%	7.04%	7.37%	7.47%	7.49%	6.82%

						Interest-Bearing Funds
	0.20%	0.05%	0.74%	2.85%	3.66%	Savings, Money Market and Other	2.35%	2.67%	3.05%	3.40%	3.72%	3.75%	3.76%	3.39%
	1.30	0.55	1.68	4.54	5.11	Savings Certificates and Other Time	3.70	4.23	4.69	5.10	5.19	5.23	5.19	4.84
	(0.03)	(0.11)	0.56	3.07	3.38	Non-U.S. Offices - Interest-Bearing	2.50	2.90	3.38	3.56	3.59	3.58	3.39	2.95
	0.06	(0.06)	0.63	3.07	3.56	Total Interest-Bearing Deposits	2.49	2.89	3.35	3.59	3.71	3.73	3.61	3.19
	0.22	(0.19)	2.43	4.99	4.94	Federal Funds Purchased	4.45	4.97	5.18	5.25	5.11	5.16	5.07	4.38
	0.47	0.07	20.94	383.84	632.65	Securities Sold under Agreements to Repurchase(3)	135.62	234.39	422.85	759.25	667.86	596.00	686.17	586.70
	0.71	0.28	2.31	5.25	5.20	Other Borrowings(5)	4.83	5.17	5.59	5.49	5.20	5.43	5.32	4.82
	2.24	1.69	3.36	6.22	6.28	Senior Notes	5.79	6.14	6.44	6.50	6.45	6.50	6.30	5.88
	2.24	1.81	3.49	5.69	5.49	Long-Term Debt	5.73	5.89	5.94	5.45	5.50	5.50	5.47	5.47
	1.52	0.78	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	0.21%	0.02%	0.92%	4.91%	6.72%	Total Interest-Bearing Liabilities	3.34%	4.36%	5.48%	6.60%	6.86%	6.98%	6.93%	6.10%

	1.14%	0.98%	1.19%	0.73%	0.57%	Net Interest Spread	1.04%	0.87%	0.55%	0.44%	0.51%	0.49%	0.56%	0.72%

	1.19%	0.99%	1.39%	1.56%	1.64%	Net Interest Margin	1.62%	1.57%	1.45%	1.59%	1.61%	1.57%	1.68%	1.71%

(1)	Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)	Includes the impact of balance sheet netting under master netting arrangements of approximately $62.3 billion for the three months ended December 31, 2024. Excluding the impact of netting, the average interest rate on Securities Purchased under Agreements to Resell would be approximately 4.81% for the three months ended December 31, 2024. Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 4.72% for the three months ended December 31, 2024. See previous filings for impact of netting on prior periods.
(4)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

							2023				2024
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	$124.4	$259.9	$184.7	$200.9	$220.4	Beginning Allowance for Credit Losses	$200.9	$213.0	$197.5	$211.8	$220.4	$201.5	$209.6	$220.0

	13.7	—	—	—	—	Cumulative Effect Adjustment(1)	—	—	—	—	—	—	—	—

	125.0	(81.5)	12.0	24.5	(3.0)	Provision for (Release of) Credit Losses	15.0	(15.5)	14.0	11.0	(8.5)	8.0	8.0	(10.5)

						(Charge-offs) Recoveries
	(9.7)	(0.7)	(6.0)	(8.7)	(15.5)	Charge-offs	(4.0)	(0.8)	(0.8)	(3.1)	(11.1)	(0.3)	—	(4.1)
	6.5	7.0	10.2	3.7	4.2	Recoveries	1.1	0.8	1.1	0.7	0.7	0.4	2.4	0.7
	(3.2)	6.3	4.2	(5.0)	(11.3)	Net (Charge-offs) Recoveries	(2.9)	—	0.3	(2.4)	(10.4)	0.1	2.4	(3.4)
	$259.9	$184.7	$200.9	$220.4	$206.1	Ending Allowance for Credit Losses	$213.0	$197.5	$211.8	$220.4	$201.5	$209.6	$220.0	$206.1

						Allowance for Credit Losses Assigned to:
	$190.7	$138.4	$144.3	$178.7	$168.0	Loans and Leases	$159.9	$152.5	$166.8	$178.7	$162.4	$167.7	$184.8	$168.0
	61.1	34.1	38.5	26.9	30.4	Undrawn Loan Commitments and Standby Letters of Credit	34.3	26.0	28.3	26.9	25.2	29.5	26.5	30.4
	8.1	12.2	18.1	14.8	7.7	Debt Securities and Other Financial Assets	18.8	19.0	16.7	14.8	13.9	12.4	8.7	7.7
	$259.9	$184.7	$200.9	$220.4	$206.1	Total Allowance for Credit Losses	$213.0	$197.5	$211.8	$220.4	$201.5	$209.6	$220.0	$206.1

	$33,499	$37,208	$41,031	$42,177	$40,917	Average Loans and Leases Outstanding	$41,959	$42,365	$42,210	$42,170	$41,587	$41,035	$39,884	$41,170

	(0.01)%	0.02%	0.01%	(0.01)%	(0.03)%	Annualized Loan-Related Net (Charge-offs) Recoveries to	(0.03)%	—%	—%	(0.02)%	(0.10)%	—%	0.02%	(0.03)%
						Average Loans and Leases

	$33,760	$40,481	$42,893	$47,617	$43,391	End of Period Loans and Leases Outstanding	$42,370	$43,547	$43,577	$47,617	$47,343	$42,135	$41,950	$43,391

	0.56%	0.34%	0.34%	0.38%	0.39%	Allowance for Credit Losses Assigned to Loans	0.38%	0.35%	0.38%	0.38%	0.34%	0.40%	0.44%	0.39%
						and Leases to Total Loans and Leases

						Nonaccrual Assets
	$131.7	$122.3	$45.9	$63.6	$56.0	Nonaccrual Loans and Leases	$48.9	$47.1	$68.8	$63.6	$37.0	$38.5	$39.3	$56.0
	0.7	3.0	—	1.5	—	Other Real Estate Owned (OREO)	—	0.3	0.3	1.5	—	—	—	—
	$132.4	$125.3	$45.9	$65.1	$56.0	Total Nonaccrual Assets	$48.9	$47.4	$69.1	$65.1	$37.0	$38.5	$39.3	$56.0

	0.39%	0.31%	0.11%	0.14%	0.13%	Nonaccrual Assets to Loans and Leases and OREO	0.12%	0.11%	0.16%	0.14%	0.08%	0.09%	0.09%	0.13%
						Loans and Leases Allowance to Nonaccrual
	1.4x	1.1x	3.1x	2.8x	3.0x	Loans and Leases	3.3x	3.2x	2.4x	2.8x	4.4x	4.4x	4.7x	3.0x

(1)	Upon the January 1, 2020 adoption of ASU 2016-13, Northern Trust increased the allowance for credit losses by $13.7 million, with a corresponding cumulative effect adjustment to decrease retained earnings $10.1 million, net of tax.

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2023				2024
2020	2021	2022	2023	2024	Assets Under Management	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,057.5	$1,191.0	$898.1	$1,032.0	$1,159.7	Asset Servicing	$962.1	$989.8	$963.4	$1,032.0	$1,080.1	$1,107.3	$1,177.9	$1,159.7
					Asset allocation:
551.7	626.6	485.0	563.9	644.6	Equities	515.1	535.4	508.7	563.9	602.5	613.7	650.0	644.6
120.1	132.6	107.1	116.2	127.2	Fixed Income Securities	107.3	108.8	109.7	116.2	116.3	125.8	131.0	127.2
198.8	236.2	157.7	184.5	211.7	Cash and Other Assets	171.8	176.8	183.0	184.5	198.2	207.2	220.9	211.7
186.9	195.6	148.3	167.4	176.2	Securities Lending Collateral	167.9	168.8	162.0	167.4	163.1	160.6	176.0	176.2

$347.8	$416.1	$351.4	$402.5	$450.7	Wealth Management	$368.3	$376.0	$369.9	$402.5	$420.6	$419.4	$443.9	$450.7
					Asset allocation:
182.0	229.9	186.3	221.6	258.5	Equities	197.0	205.1	197.8	221.6	238.6	243.2	258.8	258.5
84.7	83.5	79.4	87.2	90.3	Fixed Income Securities	80.3	79.9	80.5	87.2	87.2	85.8	88.7	90.3
81.1	102.7	85.7	93.7	101.6	Cash and Other Assets	91.0	91.0	91.6	93.7	94.7	90.3	96.3	101.6
—	—	—	—	0.3	Securities Lending Collateral	—	—	—	—	0.1	0.1	0.1	0.3
$1,405.3	$1,607.1	$1,249.5	$1,434.5	$1,610.4	Total Assets Under Management	$1,330.4	$1,365.8	$1,333.3	$1,434.5	$1,500.7	$1,526.7	$1,621.8	$1,610.4
					Asset allocation:
$733.7	$856.5	$671.3	$785.5	$903.1	Equities	$712.1	$740.5	$706.5	$785.5	841.1	856.9	908.8	$903.1
204.8	216.1	186.5	203.4	217.5	Fixed Income Securities	187.6	188.7	190.2	203.4	203.5	211.6	219.7	217.5
279.9	338.9	243.4	278.2	313.3	Cash and Other Assets	262.8	267.8	274.6	278.2	292.9	297.5	317.2	313.3
186.9	195.6	148.3	167.4	176.5	Securities Lending Collateral	167.9	168.8	162.0	167.4	163.2	160.7	176.1	176.5

					Assets Under Custody / Administration
$13,653.1	$15,183.2	$12,705.5	$14,362.6	$15,640.1	Asset Servicing	$13,221.5	$13,483.5	$13,206.2	$14,362.6	$15,385.4	$15,470.8	$16,278.0	$15,640.1
879.4	1,065.6	898.5	1,042.3	1,147.9	Wealth Management	953.3	995.4	958.5	1,042.3	1,087.1	1,096.6	1,145.0	1,147.9
$14,532.5	$16,248.8	$13,604.0	$15,404.9	$16,788.0	Total Assets Under Custody / Administration	$14,174.8	$14,478.9	$14,164.7	$15,404.9	$16,472.5	$16,567.4	$17,423.0	$16,788.0
					Assets Under Custody
$10,387.7	$11,554.8	$9,712.3	$10,882.0	$12,214.0	Asset Servicing	$10,065.6	$10,295.7	$10,064.4	$10,882.0	$11,723.1	$11,955.5	$12,662.1	$12,214.0
					Asset allocation:
4,751.0	5,404.3	4,312.8	5,028.9	5,938.6	Equities	4,546.1	4,739.3	4,590.7	5,028.9	5,511.4	5,711.7	6,098.1	5,938.6
3,742.6	3,997.5	3,252.1	3,600.4	3,742.1	Fixed Income Securities	3,366.8	3,394.2	3,316.7	3,600.4	3,665.8	3,662.0	3,887.3	3,742.1
1,707.2	1,957.4	1,999.1	2,085.3	2,357.1	Cash and Other Assets	1,984.8	1,993.4	1,995.0	2,085.3	2,382.8	2,421.2	2,500.7	2,357.1
186.9	195.6	148.3	167.4	176.2	Securities Lending Collateral	167.9	168.8	162.0	167.4	163.1	160.6	176.0	176.2

$875.1	$1,057.5	$892.3	$1,034.5	$1,135.2	Wealth Management	$947.6	$989.1	$951.0	$1,034.5	$1,081.0	$1,085.9	$1,132.7	$1,135.2
					Asset allocation:
542.9	644.8	497.9	623.6	700.4	Equities	545.0	589.4	550.7	623.6	661.1	669.3	701.4	700.4
128.3	142.1	134.0	136.7	142.8	Fixed Income Securities	134.6	130.5	128.3	136.7	138.4	139.2	144.4	142.8
203.9	270.6	260.4	274.2	291.7	Cash and Other Assets	268.0	269.2	272.0	274.2	281.4	277.3	286.8	291.7
—	—	—	—	0.3	Securities Lending Collateral	—	—	—	—	0.1	0.1	0.1	0.3
$11,262.8	$12,612.3	$10,604.6	$11,916.5	$13,349.2	Total Assets Under Custody	$11,013.2	$11,284.8	$11,015.4	$11,916.5	$12,804.1	$13,041.4	$13,794.8	$13,349.2
					Asset allocation:
$5,293.9	$6,049.1	$4,810.7	$5,652.5	$6,639.0	Equities	$5,091.1	$5,328.7	$5,141.4	$5,652.5	$6,172.5	$6,381.0	$6,799.5	$6,639.0
3,870.9	4,139.6	3,386.1	3,737.1	3,884.9	Fixed Income Securities	3,501.4	3,524.7	3,445.0	3,737.1	3,804.2	3,801.2	4,031.7	3,884.9
1,911.1	2,228.0	2,259.5	2,359.5	2,648.8	Cash and Other Assets	2,252.8	2,262.6	2,267.0	2,359.5	2,664.2	2,698.5	2,787.5	2,648.8
186.9	195.6	148.3	167.4	176.5	Securities Lending Collateral	167.9	168.8	162.0	167.4	163.2	160.7	176.1	176.5

					Memo
$114.0	$144.9	$119.9	$144.3	$170.2	WM Global Family Office AUM	$126.2	$128.5	$128.9	$144.3	$152.4	$152.7	$161.8	$170.2
600.7	742.6	614.9	728.0	802.4	WM Global Family Office AUC	660.0	694.0	663.5	728.0	762.1	768.1	798.0	802.4

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2023				2024
2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$1,643.5	$1,406.5	$2,877.7	$7,325.0	$9,762.3	Interest Income - GAAP	$1,455.4	$1,735.0	$1,935.0	$2,199.6	$2,445.6	$2,506.5	$2,530.2	$2,280.0
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
1,677.9	1,442.1	2,923.3	7,382.5	9,794.1	Interest Income (FTE) - Non-GAAP	1,468.6	1,748.1	1,948.2	2,217.6	2,452.9	2,513.4	2,537.3	2,290.5

1,443.2	1,382.7	1,887.2	1,982.0	2,177.1	Net Interest Income - GAAP	531.2	511.5	456.2	483.1	528.1	522.9	562.3	563.8
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
1,477.6	1,418.3	1,932.8	2,039.5	2,208.9	Net Interest Income (FTE) - Non-GAAP	544.4	524.6	469.4	501.1	535.4	529.8	569.4	574.3

6,100.8	6,464.5	6,761.2	6,773.5	8,290.4	Total Revenue - GAAP	1,744.6	1,757.1	1,726.5	1,545.3	1,646.8	2,715.5	1,968.5	1,959.6
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
6,135.2	6,500.1	6,806.8	6,831.0	8,322.2	Total Revenue (FTE) - Non-GAAP	1,757.8	1,770.2	1,739.7	1,563.3	1,654.1	2,722.4	1,975.6	1,970.1

1,627.6	2,010.1	1,766.3	1,464.8	2,659.5	Income before Income Taxes - GAAP	444.0	440.7	434.3	145.8	290.6	1,173.6	601.1	594.2
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
1,662.0	2,045.7	1,811.9	1,522.3	2,691.3	Income before Income Taxes (FTE) - Non-GAAP	457.2	453.8	447.5	163.8	297.9	1,180.5	608.2	604.7

418.3	464.8	430.3	357.5	628.4	Provision for Income Taxes - GAAP	109.4	108.9	106.5	32.7	75.9	277.5	136.2	138.8
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	13.2	13.1	13.2	18.0	7.3	6.9	7.1	10.5
452.7	500.4	475.9	415.0	660.2	Provision for Income Taxes (FTE) - Non-GAAP	122.6	122.0	119.7	50.7	83.2	284.4	143.3	149.3

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2023				2024
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	26.7%	31.1%	26.1%	21.6%	32.1%	Profit Margin (pre-tax) - GAAP (1)	25.4%	25.1%	25.2%	9.4%	17.6%	43.2%	30.5%	30.3%
	27.1%	31.5%	26.6%	22.3%	32.3%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	26.0%	25.6%	25.7%	10.5%	18.0%	43.4%	30.8%	30.7%

	19.8%	23.9%	19.8%	16.3%	24.5%	Profit Margin (after-tax) - GAAP (2)	19.2%	18.9%	19.0%	7.3%	13.0%	33.0%	23.6%	23.2%
	19.7%	23.8%	19.6%	16.2%	24.4%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	19.0%	18.7%	18.8%	7.2%	13.0%	32.9%	23.5%	23.1%

	25.7%	23.1%	24.4%	24.4%	23.6%	Effective Tax Rate - GAAP (3)	24.6%	24.7%	24.5%	22.4%	26.1%	23.6%	22.7%	23.4%
	27.2%	24.5%	26.3%	27.3%	24.5%	Effective Tax Rate (FTE) - Non-GAAP (3)	26.8%	26.9%	26.8%	30.9%	27.9%	24.1%	23.5%	24.7%

	76.3%	78.6%	72.1%	70.7%	73.7%	Noninterest Income to Total Revenue - GAAP (4)	69.5%	70.9%	73.6%	68.7%	67.9%	80.7%	71.4%	71.2%
	75.9%	78.2%	71.6%	70.1%	73.5%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	69.0%	70.4%	73.0%	67.9%	67.6%	80.5%	71.2%	70.8%

	65.5%	67.5%	65.6%	64.4%	57.0%	Trust Fees to Total Revenue - GAAP (5)	61.0%	62.4%	64.4%	70.5%	69.4%	42.9%	60.8%	62.4%
	65.1%	67.1%	65.1%	63.9%	56.8%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	60.5%	61.9%	63.9%	69.7%	69.1%	42.8%	60.6%	62.0%

	1.11%	0.96%	1.15%	0.69%	0.54%	Net Interest Spread - GAAP (6)	1.00%	0.83%	0.51%	0.38%	0.49%	0.47%	0.54%	0.69%
	1.14%	0.98%	1.19%	0.73%	0.57%	Net Interest Spread (FTE) - Non-GAAP (6)	1.04%	0.87%	0.55%	0.44%	0.51%	0.49%	0.56%	0.72%

	1.16%	0.96%	1.36%	1.52%	1.62%	Net Interest Margin - GAAP (7)	1.58%	1.53%	1.41%	1.53%	1.59%	1.55%	1.66%	1.68%
	1.19%	0.99%	1.39%	1.56%	1.64%	Net Interest Margin (FTE) - Non-GAAP (7)	1.62%	1.57%	1.45%	1.59%	1.61%	1.57%	1.68%	1.71%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.